UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          ------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2016
                                             ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                                   STRATEGIC
                                  HIGH INCOME
                                 FUND II (FHY)

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2016

                          FIRST TRUST       BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Additional Information......................................................  26

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page of http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                                 APRIL 30, 2016

Dear Shareholders:

Thank you for your investment in First Trust Strategic High Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices, and second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of April 30, 2016, the S&P 500(R) Index was up 13.39%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, despite how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investments each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
"AT A GLANCE"
AS OF APRIL 30, 2016 (UNAUDITED)

---------------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------------
Symbol on New York Stock Exchange                                       FHY
Common Share Price                                                   $11.80
Common Share Net Asset Value ("NAV")                                 $13.51
Premium (Discount) to NAV                                            (12.66)%
Net Assets Applicable to Common Shares                         $111,626,848
Current Monthly Distribution per Common Share (1)                     $0.10
Current Annualized Distribution per Common Share                      $1.20
Current Distribution Rate on Closing Common Share Price (2)           10.17%
Current Distribution Rate on NAV (2)                                   8.88%

---------------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
---------------------------------------------------------------------------
             COMMON SHARE PRICE                NAV
4/15               14.24                      15.90
                   14.14                      15.81
                   14.05                      15.84
                   14.05                      15.85
                   13.91                      15.84
5/15               13.91                      15.81
                   13.56                      15.54
                   13.37                      15.52
                   13.42                      15.52
6/15               13.15                      15.49
                   13.22                      15.33
                   13.08                      15.25
                   13.03                      15.30
                   12.60                      15.07
7/15               12.76                      15.11
                   12.47                      14.87
                   12.33                      14.73
                   12.15                      14.55
8/15               12.17                      14.58
                   12.07                      14.48
                   12.07                      14.55
                   12.12                      14.42
9/15               11.84                      14.11
                   11.34                      13.67
                   11.96                      14.10
                   12.03                      14.14
                   12.17                      14.23
10/15              12.21                      14.15
                   11.95                      13.91
                   11.61                      13.82
                   11.54                      13.65
11/15              11.47                      13.62
                   11.39                      13.48
                   10.82                      13.13
                   11.11                      12.91
                   11.19                      12.99
12/15              11.13                      13.00
                   10.95                      12.84
                   10.39                      12.43
                   10.24                      12.43
1/16               10.60                      12.57
                   10.37                      12.27
                   10.04                      11.95
                   10.18                      12.12
2/16               10.42                      12.28
                   10.88                      12.64
                   11.24                      12.82
                   11.53                      13.00
3/16               11.37                      12.92
                   11.24                      12.94
                   11.27                      12.97
                   11.46                      13.21
                   11.71                      13.41
4/16               11.80                      13.49


-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Average Annual Total Return
                                                                         ----------------------------------------------------
                                         6 Months Ended   1 Year Ended   5 Years Ended   10 Years Ended   Inception (3/28/06)
                                            4/30/16         4/30/16         4/30/16         4/30/16           to 4/30/16
FUND PERFORMANCE (3)
NAV                                          0.95%           -5.46%          5.26%           -2.23%             -2.19%
Market Value                                 2.34%           -7.41%          4.61%           -3.96%             -3.92%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index    2.96%            1.79%          6.38%            8.02%              7.94%
BofA Merrill Lynch U.S. High Yield
   Master II Index                           2.25%            1.20%          5.21%           -0.96%              7.18%
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                            % OF TOTAL
ASSET CLASSIFICATION                        INVESTMENTS
--------------------------------------------------------
Corporate Bonds and Notes                      77.2%
Foreign Corporate Bonds and Notes               8.0
Residential Mortgage-Backed Securities          5.0
Manufactured Housing Loans                      4.0
Senior Floating-Rate Loan Interests             3.8
Equity                                          1.2
Commercial Mortgage-Backed Securities           0.8
Collateralized Debt Obligations                 0.0*
--------------------------------------------------------
                                     Total    100.0%
                                              ======

* Amount is less than 0.1%


--------------------------------------------------------
                                            % OF TOTAL
                                           FIXED-INCOME
CREDIT QUALITY (4)                          INVESTMENTS
--------------------------------------------------------
AAA                                             0.6%
BBB-                                            1.1
BBB-                                            5.0
BB+                                             6.8
BB                                             19.0
BB-                                            18.1
B+                                             10.2
B                                              11.9
B-                                             13.0
CCC+                                            2.8
CCC                                             2.1
CCC-                                            0.7
CC                                              2.9
C                                               2.3
D                                               0.3
NR                                              3.2
--------------------------------------------------------
                                     Total    100.0%
                                              ======


(1) Most recent distribution paid or declared through 4/30/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. (the "Sub-Advisor") is an SEC-registered investment adviser providing public securities strategies including global listed real estate and infrastructure equities as well as corporate credit and securitized credit. With over $16 billion of assets under management as of March 31, 2016, the Sub-Advisor manages institutional separate accounts, registered funds and other investment products for clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. Headquartered in New York, NY, the Sub-Advisor and its affiliates also maintain offices in Boston, Chicago, London and Toronto. The Sub-Advisor is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., a leading global alternative asset manager with $240 billion of assets under management as of March 31, 2016.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA - MANAGING DIRECTOR

ANTHONY BREAKS, CFA - SENIOR DIRECTOR

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II (the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment-grade and investment-grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

CREDIT MARKET CHALLENGES LEAD TO SIGNS OF RELIEF.

Over the six months ended April 30, 2016, the high-yield market trod a different path from most others. While the S&P 500(R) Index returned 0.43%, and Treasury yields declined from 2.14% to 1.83%, the high-yield market rose 2.27% as measured by the BofA Merrill Lynch U.S. High Yield Index. Investors grew increasingly concerned toward the end of calendar year 2015 about Federal Reserve interest rate increases and plunging crude oil prices. In November, OPEC (Organization of the Petroleum Exporting Countries) decided against cutting production which resulted in prices moving sharply lower. In the last two months of the calendar year, concerns rose about trading liquidity in the high-yield bond market when a credit-oriented hedge fund froze redemptions claiming liquidity problems. Investors mistakenly extrapolated this particular fund's challenges to the market in general and redeemed high-yield mutual funds heavily.

Credit markets entered calendar year 2016 on a heavy note suffering from further oil price declines. In mid-February, however, oil appeared to reach a bottom and credit markets moved sharply higher, with March 2016 turning out to be the best gain for the market since October 2011 and April close behind. Investors expressed their renewed confidence by heavily purchasing high-yield bond mutual funds in the first quarter of the 2016 calendar year. The new issue calendar opened up toward the end of the calendar quarter demonstrating what we believe to be a return to normality for the market mechanisms.

CREDIT CONDITIONS CONTINUE TO DETERIORATE

Corporate bond defaults increased over the six months with April 2016 marking the highest monthly default volume since the last default cycle. The first four months of 2016 saw defaults total $37.6 billion making year-to-date 2016 the seventh highest annual default total on record. At the end of April 2016, the 12-month high-yield default rate rose to 3.68% concentrated heavily in energy and mining. Aside from the commodity sectors, corporate credit default was a modest 0.42%. Currently, the 12-month default rate remains near the long-term average of 3.6%. (Source: JPMorgan, Default Monitor, May 2, 2016)

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016


Credit conditions have deteriorated over the period as measured by the rating agency upgrade to downgrade ratio which ended the period at 0.49:1. This means that rating agencies are upgrading less than half as many companies as they are downgrading. Fallen Angel volume has significantly accelerated. A fallen angel is an investment-grade company that gets downgraded to high-yield. In the first four months of 2016, $139 billion of bonds were so downgraded compared to a total of $143.1 billion for all of 2015.

OUTLOOK

We remain cautiously optimistic toward credit even though we believe defaults are likely to continue increasing in the energy sector, given continued relatively low prices for crude oil despite recent rallies. Oil-producing companies are seeing their high-price hedges run off, thereby exposing their income statement to today's lower product prices. Credit distress has been concentrated in the energy and mining sectors for reasons that are well understood; namely, sharp reduction in end-product prices. Absent these sectors, the default rate remains extremely low and we believe non-commodity companies are unlikely to experience credit contagion from today's troubled sectors. Coupled with very manageable maturity schedules, adequate corporate liquidity, and modest capital spending plans, we believe current spreads adequately compensate investors for today's risks.

Securitized Products

Currently, we see value across many varieties of non-Agency securities, although we have become more selective as this market has rallied from February lows. Non-Agency securities have comparative advantages currently because they typically benefit from indicators of a stronger consumer, such as improvements in employment, increasing home prices, and greater consumer spending owing to historically low gasoline prices. Non-Agency securities also have more differentiated characteristics in terms of structure and collateral. This differentiation creates more market inefficiencies of which we believe we can take advantage for outperformance and income improvement. Market volatility remained high through the fourth quarter and first quarter of the new 2016 calendar year. Subprime and Option Adjustable-Rate Mortgage ("ARM") securities were most sensitive to the risk-off sentiment. Commercial Mortgage-Backed Securities ("CMBS") also showed particular sensitivity due to more supply from new issuance and expanded credit terms that we might compare with leveraged corporate securities. Leveraged corporate securities staged an impressive rally in March of 2016 to close the first quarter with a gain and that rally continued through April. Securitized products lagged this broader rally in risk markets, however we did see robust recovery in April and expect that to continue in May.

For the consumer, gas prices remain low, and at the lower end of the labor market there appears to be some signs of wage inflation. These are positive fundamental indicators for consumer and mortgage- related securities, in our opinion.

Residential delinquency rates have also continued to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the fourth quarter of 2015 was 4.77%. The delinquency rate reached the lowest level since the third quarter of 2006, down more than 50% from the peak of 2010. CMBS delinquency rates at the end of 2015 were 5.2%, according to Trepp, which is half of the 10.6% peak seen in 2012.

Home prices, as measured by CoreLogic, have continued to increase. CoreLogic's index, including distressed sales, increased 5.4% in 2015 and 2.72% during the first quarter of 2016. Notably, this was ahead of most expectations. Even with more of the new housing entrants as renters, and with more limited income growth and tight credit, the influx of foreign buyers for stable U.S. Dollar ("USD") assets, has been a benefit to many housing markets. An increase in home prices results in lower loan-to-value ratios, which equates to a borrower regaining lost equity, bringing them closer to meeting today's tighter lending standards. Higher leverage has been an impediment to both refinancing and to relocation so lower loan-to-value ratios can result in higher prepayment speed. Given current conditions, we anticipate home prices will continue to improve, albeit at the more stable 4% to 5% per annum rate.

The commercial real estate market is quite different to the residential market. While residential real estate and the U.S. consumer are now stabilizing after deleveraging, commercial real estate is in a releveraging cycle. The RCA Commercial Property Price Index tracking major markets across the United States

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2016


shows a significant 12% increase for 2015. The influx of foreign money for commercial real-estate in top-tier markets has been significant, pushing these markets well above the pre-crisis peak in prices. We are concerned that more recent real-estate performance is likely to be much more tempered, and in light of the more curbed financing availability, that problems may become more observable.

We believe the pricing for risk may not be adequate for more recently issued subordinated securities from multi-borrower CMBS deals, particularly given a market that is well into a releveraging phase. In fact, many of these post 2010 vintage subordinated securities have widened 300-400 basis points in early 2016. That said, the Fund's seasoned CMBS holdings, have benefitted from the appreciation in the real-estate markets and we continue to see selected opportunity in the legacy market.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2016, the Fund had a total return(1) of 0.95% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -13.71% to a discount to NAV of -12.66%, resulting in a total return of 2.34%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 2.96% for the six-month period ended April 30, 2016. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. As of April 30, 2016, the Fund's leverage was approximately 28.0% of managed assets. The use of leverage contributed to performance during the period. The Fund may utilize leverage in an amount up to 33.33% of managed assets. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and capital growth for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund are rising generally. The benefit of the Fund's allocation to equities was offset by the performance drag of the securitized position.

Contributors to relative performance over the last 6 months included the Fund's allocation to the retail sector, particularly supermarkets, utilities, and the underweight in banking bonds. The Fund's underweight in small issues and overweight in B-rated bonds contributed to performance as well.

Detractors from performance included the Fund's overweight in the energy sector, despite the underweight to commodity-sensitive exploration and production subsector. Additionally, the Fund's holdings in the basic industry sector, especially the forest products subsector, and overweight in the communications, particularly satellite detracted from performance.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2016 and subject to change based on subsequent developments.

-----------------------------

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED        STATED
     VALUE                          DESCRIPTION                        COUPON       MATURITY        VALUE
----------------   ----------------------------------------------     ---------   ------------   ------------
CORPORATE BONDS AND NOTES - 104.2%
                   AUTOMOTIVE - 3.7%
$      1,275,000   American Axle & Manufacturing, Inc. (a).......       6.25%       03/15/21     $  1,330,781
       1,050,000   American Axle & Manufacturing, Inc. (a).......       6.63%       10/15/22        1,115,625
       1,500,000   Ford Motor Co. (a)............................       6.50%       08/01/18        1,643,990
                                                                                                 ------------
                                                                                                    4,090,396
                                                                                                 ------------
                   BASIC INDUSTRY - 6.1%
       3,275,000   Arch Coal, Inc. (a) (b).......................       7.25%       06/15/21           30,703
         775,000   Hexion, Inc...................................       8.88%       02/01/18          604,500
       2,450,000   Hexion, Inc. (a)..............................       9.00%       11/15/20        1,127,000
         500,000   Ply Gem Industries, Inc.......................       6.50%       02/01/22          498,125
       2,100,000   Pulte Group, Inc. (a).........................       6.38%       05/15/33        2,142,000
       2,100,000   USG Corp. (a) (c).............................       9.75%       01/15/18        2,367,750
                                                                                                 ------------
                                                                                                    6,770,078
                                                                                                 ------------
                   CAPITAL GOODS - 5.9%
       1,700,000   Crown Cork & Seal Co., Inc. (a)...............       7.38%       12/15/26        1,878,500
       2,375,000   H&E Equipment Services, Inc. (a)..............       7.00%       09/01/22        2,410,625
         650,000   Terex Corp....................................       6.50%       04/01/20          653,575
       1,625,000   Terex Corp. (a)...............................       6.00%       05/15/21        1,616,875
                                                                                                 ------------
                                                                                                    6,559,575
                                                                                                 ------------
                   CONSUMER GOODS - 7.0%
       2,000,000   ACCO Brands Corp. (a).........................       6.75%       04/30/20        2,130,000
       1,775,000   L Brands, Inc. (a)............................       7.60%       07/15/37        1,921,437
       1,800,000   New Albertsons, Inc. (a)......................       7.75%       06/15/26        1,773,000
       1,850,000   Post Holdings, Inc. (a).......................       7.38%       02/15/22        1,956,375
                                                                                                 ------------
                                                                                                    7,780,812
                                                                                                 ------------
                   ENERGY - 21.6%
       2,100,000   Atlas Pipeline Partners LP/Atlas Pipeline
                      Finance Corp. (a) (d)......................       5.88%       08/01/23        1,817,813
       2,325,000   Blue Racer Midstream LLC/Blue Racer Finance
                      Corp. (e)..................................       6.13%       11/15/22        2,069,250
       1,075,000   Crestwood Midstream Partners LP / Crestwood
                      Midstream Finance Corp.....................       6.00%       12/15/20        1,023,938
       2,075,000   EP Energy LLC / Everest Acquisition
                      Finance, Inc...............................       6.38%       06/15/23        1,203,500
       1,850,000   Ferrellgas Partners LP/Ferrellgas Partners
                      Finance Corp. (a)..........................       8.63%       06/15/20        1,817,625
       2,625,000   Global Partners LP/GLP Finance Corp. (a) (d)..       6.25%       07/15/22        2,165,625
       1,650,000   Holly Energy Partners LP/ Holly Energy Finance
                      Corp.......................................       6.50%       03/01/20        1,666,500
       1,000,000   ION Geophysical Corp. (f).....................       9.13%       12/15/21          558,750
       2,200,000   MPLX LP (e)...................................       4.88%       12/01/24        2,147,983
       2,200,000   NRG Energy, Inc. (a)..........................       6.25%       07/15/22        2,167,704
       2,250,000   NRG Yield Operating, LLC (a)..................       5.38%       08/15/24        2,126,250
       1,275,000   Pioneer Natural Resources Co. (a).............       6.65%       03/15/17        1,326,125
       1,550,000   Suburban Propane Partners LP/Suburban Energy
                      Finance Corp...............................       7.38%       08/01/21        1,604,250
       2,375,000   Tesoro Logistics LP/Tesoro Logistics Finance
                      Corp. (a)..................................       6.13%       10/15/21        2,440,312
                                                                                                 ------------
                                                                                                   24,135,625
                                                                                                 ------------


Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED        STATED
     VALUE                          DESCRIPTION                        COUPON       MATURITY        VALUE
----------------   ----------------------------------------------     ---------   ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
                   HEALTHCARE - 7.6%
$      1,925,000   CHS/Community Health Systems, Inc. (a)........       7.13%       07/15/20     $  1,867,789
         675,000   CHS/Community Health Systems, Inc.............       6.88%       02/01/22          614,250
       1,750,000   HCA, Inc. (a).................................       8.00%       10/01/18        1,986,250
       1,000,000   HCA, Inc. (a).................................       5.88%       05/01/23        1,056,875
         438,000   inVentiv Health, Inc..........................      10.00%       08/15/18          432,525
         722,946   inVentiv Health, Inc. (e) (g).................      10.00%       08/15/18          742,827
       2,000,000   Kindred Healthcare, Inc. (a)..................       6.38%       04/15/22        1,837,500
                                                                                                 ------------
                                                                                                    8,538,016
                                                                                                 ------------
                   LEISURE - 9.2%
       2,000,000   Boyd Gaming Corp. (a).........................       9.00%       07/01/20        2,111,496
       2,375,000   Cedar Fair LP/Canada's Wonderland Co./Magnum
                      Management Corp. (a).......................       5.25%       03/15/21        2,476,417
       2,450,000   GLP Capital LP/GLP Financing II, Inc. (a).....       5.38%       11/01/23        2,563,313
       1,300,000   MGM Resorts International (a).................       7.63%       01/15/17        1,352,000
       1,725,000   Palace Entertainment Holdings LLC/Palace
                      Entertainment Holdings Corp. (a) (e).......       8.88%       04/15/17        1,725,000
                                                                                                 ------------
                                                                                                   10,228,226
                                                                                                 ------------
                   MEDIA - 10.6%
       3,125,000   CCO Holdings LLC/CCO Holdings Capital
                      Corp. (a)..................................       5.75%       01/15/24        3,285,156
       1,345,000   Cumulus Media Holdings, Inc. (a)..............       7.75%       05/01/19          564,900
       1,700,000   iHeartCommunications, Inc. (a)................       9.00%       03/01/21        1,209,125
       2,325,000   Lamar Media Corp. (a).........................       5.38%       01/15/24        2,464,500
       1,750,000   Mediacom Broadband LLC/Mediacom Broadband
                      Corp. (a)..................................       6.38%       04/01/23        1,824,375
       2,275,000   Neptune Finco Corp. (e).......................      10.88%       10/15/25        2,536,625
                                                                                                 ------------
                                                                                                   11,884,681
                                                                                                 ------------
                   SERVICES - 6.4%
       1,000,000   Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (a)..........................       5.50%       04/01/23          959,550
       1,850,000   Casella Waste Systems, Inc. (a)...............       7.75%       02/15/19        1,888,251
       1,000,000   Sotheby's (e).................................       5.25%       10/01/22          947,500
         369,000   United Rentals North America, Inc.............       8.25%       02/01/21          386,527
         900,000   United Rentals North America, Inc. (a)........       7.63%       04/15/22          965,250
       1,925,000   United Rentals North America, Inc.............       5.75%       11/15/24        1,961,094
                                                                                                 ------------
                                                                                                    7,108,172
                                                                                                 ------------
                   TECHNOLOGY & ELECTRONICS - 2.3%
       2,450,000   CyrusOne LP/CyrusOne Finance Corp.............       6.38%       11/15/22        2,598,519
                                                                                                 ------------
                   TELECOMMUNICATIONS - 18.4%
       2,000,000   Centurylink, Inc. (a).........................       7.65%       03/15/42        1,710,000
       2,375,000   FairPoint Communications, Inc. (a) (e)........       8.75%       08/15/19        2,253,281
       3,350,000   Frontier Communications Corp. (a) (e).........      11.00%       09/15/25        3,396,062
       3,250,000   Level 3 Financing, Inc........................       5.38%       05/01/25        3,319,062
         500,000   Qwest Capital Funding, Inc....................       6.88%       07/15/28          422,500
       2,750,000   SBA Communications Corp. (a)..................       4.88%       07/15/22        2,779,233
       1,875,000   T-Mobile USA, Inc. (a)........................       6.63%       04/01/23        2,010,938
       3,175,000   Windstream Corp. (a)..........................       7.50%       06/01/22        2,619,375
       1,950,000   Zayo Group LLC/Zayo Capital, Inc. (a).........       6.00%       04/01/23        2,013,375
                                                                                                 ------------
                                                                                                   20,523,826
                                                                                                 ------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED        STATED
     VALUE                          DESCRIPTION                        COUPON       MATURITY        VALUE
----------------   ----------------------------------------------     ---------   ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
                   TRANSPORTATION - 1.6%
$      1,800,000   Watco Cos. LLC/Watco Finance Corp. (a) (f)....       6.38%       04/01/23     $  1,800,000
                                                                                                 ------------
                   UTILITY - 3.8%
       2,350,000   AES Corp. (a).................................       4.88%       05/15/23        2,326,500
       2,225,000   TerraForm Power Operating LLC (e).............       5.88%       02/01/23        1,952,438
                                                                                                 ------------
                                                                                                    4,278,938
                                                                                                 ------------
                   TOTAL CORPORATE BONDS AND NOTES............................................    116,296,864
                   (Cost $122,068,422)                                                           ------------


   PRINCIPAL
     VALUE
     (LOCAL                                                            STATED        STATED         VALUE
   CURRENCY)                        DESCRIPTION                        COUPON       MATURITY     (US DOLLARS)
----------------   ----------------------------------------------     ---------   ------------   ------------
FOREIGN CORPORATE BONDS AND NOTES - 10.8%
                   BASIC INDUSTRY - 1.3%
       1,000,000   Cascades, Inc. (USD) (a) (e)..................       5.50%       07/15/22          970,000
         875,000   Millar Western Forest Products Ltd.
                      (USD) (d)..................................       8.50%       04/01/21          428,750
                                                                                                 ------------
                                                                                                    1,398,750
                                                                                                 ------------
                   CAPITAL GOODS - 1.8%
       2,000,000   Ardagh Packaging Finance PLC/Ardagh Holdings
                      USA, Inc. (USD) (a) (e)....................       6.75%       01/31/21        2,015,000
                                                                                                 ------------
                   ENERGY - 3.6%
       1,800,000   LBC Tank Terminals Holding Netherlands BV
                      (USD) (f)..................................       6.88%       05/15/23        1,737,000
         645,000   Precision Drilling Corp. (USD)................       6.63%       11/15/20          578,081
       1,750,000   Puma International Financing S.A. (USD) (e)...       6.75%       02/01/21        1,732,500
                                                                                                 ------------
                                                                                                    4,047,581
                                                                                                 ------------
                   TELECOMMUNICATIONS - 1.6%
       3,600,000   Intelsat Luxembourg S.A. (USD) (a)............       7.75%       06/01/21        1,206,000
         700,000   Wind Acquisition Finance S.A. (USD) (e).......       7.38%       04/23/21          626,500
                                                                                                 ------------
                                                                                                    1,832,500
                                                                                                 ------------
                   TRANSPORTATION - 2.5%
       1,550,000   Dynagas LNG Partners LP/Dynagas Finance, Inc.
                       (USD) (a) (d).............................       6.25%       10/30/19        1,263,250
       2,000,000   Teekay Offshore Partners LP/Teekay Offshore
                      Finance Corp. (USD) (a) (d)................       6.00%       07/30/19        1,500,000
                                                                                                 ------------
                                                                                                    2,763,250
                                                                                                 ------------
                   TOTAL FOREIGN CORPORATE BONDS AND NOTES....................................     12,057,081
                   (Cost $15,517,802)                                                            ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED        STATED
     VALUE                          DESCRIPTION                        COUPON       MATURITY        VALUE
----------------   ----------------------------------------------     ---------   ------------   ------------
MORTGAGE-BACKED SECURITIES - 7.8%
                   COLLATERALIZED MORTGAGE OBLIGATIONS - 6.7%
                   Citicorp Mortgage Securities, Inc.
$      1,308,578      Series 2007-2, Class 1A3...................       6.00%       02/25/37     $  1,198,861
                   Countrywide Alternative Loan Trust
         128,054      Series 2007-11T1, Class A37 (d) (h)........      37.39%       05/25/37          295,489
         885,977      Series 2007-OA3, Class 1A1 (h).............       0.58%       04/25/47          742,767
                   Countrywide Home Loan Mortgage Pass-Through
                      Trust
         146,575      Series 2006-21, Class A8...................       5.75%       02/25/37          134,741
                   Home Equity Asset Trust
       1,190,000      Series 2006-4, Class 2A4 (h)...............       0.72%       08/25/36        1,026,076
       1,257,483      Series 2006-7, Class 2A3 (h)...............       0.59%       01/25/37          891,030
                   Nomura Resecuritization Trust
       2,672,435      Series 2014-1R, Class 2A11 (e) (h).........       0.70%       02/26/37        1,416,680
                   Residential Accredit Loans, Inc.
         130,963      Series 2007-Q56, Class A2 (h)..............      51.93%       04/25/37          319,019
                   Securitized Asset Backed Receivables LLC Trust
       1,191,559      Series 2007, Class BR4 (h).................       0.64%       05/25/37          709,441
                   Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
          40,219      Series 2007-5, Class A11 (d) (h)...........      36.85%       06/25/37           98,256
                   Wells Fargo Mortgage Backed Securities Trust
         467,325      Series 2006-8, Class A15...................       6.00%       07/25/36          472,750
         192,609      Series 2007-8, Class 2A2...................       6.00%       07/25/37          190,144
                                                                                                 ------------
                                                                                                    7,495,254
                                                                                                 ------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
                   Greenwich Capital Commercial Funding Corp.
       1,180,000      Series 2007-GG11, Class AJ (h).............       6.03%       12/10/49        1,165,136
                                                                                                 ------------
                   TOTAL MORTGAGE-BACKED SECURITIES...........................................      8,660,390
                   (Cost $8,197,740)                                                             ------------

ASSET-BACKED SECURITIES - 5.3%

                   Ace Securities Corp.
         808,868      Series 2003-MH1, Class A4 (e)..............       6.50%       08/15/30          890,827
                   BankAmerica Manufactured Housing Contract
                      Trust II
       2,300,000      Series 1997-1, Class B1....................       6.94%       06/10/21        2,954,392
                   Bombardier Capital Mortgage Securitization
                      Corp.
         264,521      Series 1999-B, Class A1B (d)...............       6.61%       12/15/29          114,630
                   Citigroup Mortgage Loan Trust, Inc.
       2,301,000      Series 2003-HE3, Class M4 (h)..............       3.44%       12/25/33        1,148,443
                   Green Tree Financial Corp.
          58,679      Series 1997-4, Class B1(d).................       7.23%       02/15/29            4,023
         653,056      Series 1998-4, Class M1....................       6.83%       04/01/30          440,895
         855,922      Series 1999-3, Class M1(d).................       6.96%       02/01/31           76,132
                   GSAMP Trust
       2,871,641      Series 2006-S5, Class A1 (d) (h)...........       0.62%       09/25/36          110,698
                   Oakwood Mortgage Investors, Inc.
         657,226      Series 1999-B, Class M1 (d)................       7.18%       12/15/26          237,155
                                                                                                 ------------
                   TOTAL ASSET-BACKED SECURITIES..............................................      5,977,195
                   (Cost $4,557,358)                                                             ------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED        STATED
     VALUE                          DESCRIPTION                        COUPON       MATURITY        VALUE
----------------   ----------------------------------------------     ---------   ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - 5.1%
                   BASIC INDUSTRY - 1.6%
$      1,940,051   FMG Resources (August 2006) Pty Ltd., Term
                      Loan B (h).................................       4.25%       06/30/19     $  1,825,530
                                                                                                 ------------
                   ENERGY - 0.8%
         997,397   MEG Energy Corp., Incremental Term Loan (h)...       3.75%       03/31/20          891,005
                                                                                                 ------------
                   LEISURE - 1.6%
       1,825,000   Four Seasons Holdings Inc. Term Loan, Second
                      Lien (d) (h)...............................       6.25%       12/28/20        1,812,462
                                                                                                 ------------
                   SERVICES - 0.8%
         982,500   Caesars Growth Properties, LLC, Term
                      Loan B (h).................................       6.25%       04/15/21          874,425
                                                                                                 ------------
                   UTILITY - 0.3%
         843,312   TXU (Texas Competitive Electric Holdings Co.
                      LLC) 2017 Term Loan (Extending) (h)........       4.91%       10/10/17          285,149
                                                                                                 ------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS..................................      5,688,571
                   (Cost $6,116,922)                                                             ------------


  SHARES/UNITS                                     DESCRIPTION                                      VALUE
----------------   ---------------------------------------------------------------------------   ------------
COMMON STOCKS - 1.7%
                   AUTOMOTIVE - 0.4%
          33,500   Ford Motor Co..............................................................        454,260
                                                                                                 ------------
                   CAPITAL GOODS - 0.6%
          20,275   General Electric Co........................................................        623,456
                                                                                                 ------------
                   ENERGY - 0.3%
          10,000   ION Geophysical Corp.......................................................         91,600
               7   Thunderbird Resources Equity, Inc. (d) (i) (j).............................        281,907
                                                                                                 ------------
                                                                                                      373,507
                                                                                                 ------------
                   UTILITY - 0.4%
          36,000   AES Corp...................................................................        401,760
                                                                                                 ------------
                   TOTAL COMMON STOCKS........................................................      1,852,983
                   (Cost $2,392,182)                                                             ------------

MASTER LIMITED PARTNERSHIPS - 0.0%

                   ENERGY - 0.0%
           4,411   EV Energy Partners, L.P....................................................         12,969
                   (Cost $141,651)                                                               ------------

PREFERRED SECURITIES - 0.0%

           4,000   Soloso CDO, Ltd., Series 2005-1 (f) (j) (k)................................          1,250
                   (Cost $0)                                                                     ------------


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

   PRINCIPAL                                                           STATED        STATED
     VALUE                          DESCRIPTION                        COUPON       MATURITY        VALUE
----------------   ----------------------------------------------     ---------   ------------   ------------
STRUCTURED NOTES - 0.0%
$      5,750,000   Preferred Term Securities XXV, Ltd. (f) (j)...        (k)        06/22/37     $      1,797
                   Preferred Term Securities XXVI, Ltd.
       2,500,000      Subordinated Note (f) (j)..................        (k)        09/22/37            3,906
                                                                                                 ------------
                   TOTAL STRUCTURED NOTES.....................................................          5,703
                   (Cost $0)                                                                     ------------

                   TOTAL INVESTMENTS - 134.8%.................................................    150,553,006
                   (Cost $158,992,077) (l)
                   OUTSTANDING LOAN - (38.8%).................................................    (43,350,000)
                   NET OTHER ASSETS AND LIABILITIES - 4.0%....................................      4,423,842
                                                                                                 ------------
                   NET ASSETS - 100.0%........................................................   $111,626,848
                                                                                                 ============


-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) The issuer is in default and has filed for protection in federal bankruptcy court. Interest is not being accrued.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2016.

(d) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2016, securities noted as such amounted to $25,422,473 or 22.8% of net assets.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) This security is a Payment-in-Kind ("PIK") Toggle Note whereby interest will be paid either in cash at the stated coupon or at the rate of 12.00%. For the six months ended April 30, 2016, the Fund received $40,921 in PIK interest.

(h) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2016.

(i)   Non-income producing security.

(j) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2016, securities noted as such are valued at $288,860 or 0.3% of net assets.

(k)   Zero coupon security.

(l) Aggregate cost for financial reporting purposes which approximates the aggregate cost for federal income tax purposes. As of April 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,420,808 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,859,879.

CAD   Canadian Dollar

CDO   Collateralized Debt Obligation

USD   United States Dollar


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                         4/30/2016         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Corporate Bonds and Notes*.........................    $ 116,296,864    $          --    $ 116,296,864    $          --
Foreign Corporate Bonds and Notes*.................       12,057,081               --       12,057,081               --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations.............        7,495,254               --        7,495,254               --
   Commercial Mortgage-Backed Securities...........        1,165,136               --        1,165,136               --
Asset-Backed Securities............................        5,977,195               --        5,977,195               --
Senior Floating-Rate Loan Interests*...............        5,688,571               --        5,688,571               --
Common Stocks:
   Energy..........................................          281,907               --               --          281,907
   Other Industry Categories*......................        1,571,076        1,571,076               --               --
Master Limited Partnerships*.......................           12,969           12,969               --               --
Preferred Securities...............................            1,250               --               --            1,250
Structured Notes...................................            5,703               --               --            5,703
                                                       -------------    -------------    -------------    -------------
Total Investments..................................      150,553,006        1,584,045      148,680,101          288,860
Forward Foreign Currency Contracts**...............           66,932               --           66,932               --
                                                       -------------    -------------    -------------    -------------
Total..............................................    $ 150,619,938    $   1,584,045    $ 148,747,033    $     288,860
                                                       =============    =============    =============    =============


                                                   LIABILITIES TABLE
                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                         4/30/2016         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Forward Foreign Currency Contracts**...............    $     (20,424)   $          --    $     (20,424)   $          --
                                                       =============    =============    =============    =============


*  See Portfolio of Investments for industry breakout.
** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2016.

The following provides information on the Level 3 equity held by the Fund that was valued at April 30, 2016 based on unobservable inputs.

                                                                                                   IMPACT TO
                                                                                                VALUATION FROM
                 FAIR VALUE AT           VALUATION        UNOBSERVABLE                            AN INCREASE
ASSET TYPE          4/30/16              TECHNIQUE           INPUTS             AMOUNT             IN INPUT
----------       -------------        ---------------     -------------        --------         ---------------
Equity           $     281,907        Income Approach     Expected Life        20 years         Decrease
                                                          Discount Rate        10%              Decrease


Level 3 Structured Notes and Preferred Securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2016 (UNAUDITED)

Advisor's Pricing Committee also reviews monthly back testing of pricing services prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2015
   Common Stocks                                        $  248,220
   Preferred Securities                                      1,250
   Structured Notes                                          4,922
Net Realized Gain (Loss)                                        --
Net Change in Unrealized Appreciation/Depreciation
   Common Stocks                                            33,687
   Preferred Securities                                         --
   Structured Notes                                            781
Purchases                                                       --
Sales                                                           --
Transfers In                                                    --
Transfers Out                                                   --
ENDING BALANCE AT APRIL 30, 2016
   Common Stocks                                           281,907
   Preferred Securities                                      1,250
   Structured Notes                                          5,703
                                                        ----------
Total Level 3 holdings                                  $  288,860
                                                        ==========

There was a net change of $34,468 in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2016.

                                     FORWARD FOREIGN CURRENCY CONTRACTS
                            ----------------------------------------------------
                                                                    PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT            AMOUNT          VALUE AS OF        VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY    PURCHASED (a)       SOLD (a)        APRIL 30, 2016     APRIL 30, 2016    (DEPRECIATION)
----------   ------------   ---------------   ---------------   ----------------   ----------------   --------------
05/09/16     BNYM           USD     462,134   CAD     605,465   $        462,134   $        482,558   $      (20,424)
05/09/16     BNYM           CAD     605,465   USD     415,626            482,558            415,626           66,932
                                                                                                      --------------
Net unrealized appreciation (depreciation).........................................................   $       46,508
                                                                                                      ==============


(a)   Please see Portfolio of Investments for currency description.

Counterparty Abbreviations:

   BNYM   Bank of New York Mellon


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $158,992,077).............................................................................  $ 150,553,006
Cash...............................................................................................      2,037,339
Unrealized appreciation on forward foreign currency contracts......................................         66,932
Receivables:
   Interest........................................................................................      2,510,560
   Investment securities sold......................................................................        963,531
   Dividends.......................................................................................          8,985
Prepaid expenses...................................................................................         13,622
                                                                                                     -------------
   Total Assets....................................................................................    156,153,975
                                                                                                     -------------
LIABILITIES:
Outstanding loan...................................................................................     43,350,000
Unrealized depreciation on forward foreign currency contracts......................................         20,424
Payables:
   Investment securities purchased.................................................................        944,497
   Investment advisory fees........................................................................        112,309
   Audit and tax fees..............................................................................         36,942
   Printing fees...................................................................................         17,692
   Administrative fees.............................................................................         11,997
   Interest and fees on loan.......................................................................         10,113
   Transfer agent fees.............................................................................          7,962
   Custodian fees..................................................................................          6,830
   Trustees' fees and expenses.....................................................................          6,130
   Legal fees......................................................................................          1,460
   Financial reporting fees........................................................................            771
                                                                                                     -------------
   Total Liabilities...............................................................................     44,527,127
                                                                                                     -------------
NET ASSETS.........................................................................................  $ 111,626,848
                                                                                                     =============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................  $ 185,047,836
Par value..........................................................................................         82,605
Accumulated net investment income (loss)...........................................................        569,009
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions......................................................    (65,680,039)
Net unrealized appreciation (depreciation) on investments, forward foreign
currency contracts and foreign currency translation................................................     (8,392,563)
                                                                                                     -------------
NET ASSETS.........................................................................................  $ 111,626,848
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................  $       13.51
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........      8,260,463
                                                                                                     =============


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

INVESTMENT INCOME:
Interest...........................................................................................  $   5,462,564
Dividends (net of foreign withholding tax of $424).................................................         38,077
Other..............................................................................................        281,157
                                                                                                     -------------
   Total investment income.........................................................................      5,781,798
                                                                                                     -------------
EXPENSES:
Investment advisory fees...........................................................................        684,312
Interest and fees on loan..........................................................................        452,826
Administrative fees................................................................................         45,359
Audit and tax fees.................................................................................         35,893
Printing fees......................................................................................         30,584
Transfer agent fees................................................................................         19,928
Custodian fees.....................................................................................         12,459
Trustees' fees and expenses........................................................................          8,970
Financial reporting fees...........................................................................          4,625
Legal fees.........................................................................................          2,390
Other..............................................................................................         37,919
                                                                                                     -------------
   Total expenses..................................................................................      1,335,265
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS).......................................................................      4,446,533
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.....................................................................................     (9,647,699)
   Forward foreign currency contracts..............................................................        (51,929)
   Foreign currency transactions...................................................................          5,878
                                                                                                     -------------
Net realized gain (loss)...........................................................................     (9,693,750)
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.....................................................................................      4,633,023
   Forward foreign currency contracts..............................................................         76,648
   Foreign currency translation....................................................................          3,259
                                                                                                     -------------
Net change in unrealized appreciation (depreciation)...............................................      4,712,930
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................     (4,980,820)
                                                                                                     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................  $    (534,287)
                                                                                                     =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED             YEAR
                                                                                          4/30/2016          ENDED
                                                                                         (UNAUDITED)       10/31/2015
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $    4,446,533   $   10,452,634
Net realized gain (loss)............................................................        (9,693,750)      (1,448,155)
Net change in unrealized appreciation (depreciation)................................         4,712,930      (18,619,141)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................          (534,287)      (9,614,662)
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (5,249,546)      (9,735,535)
Return of capital...................................................................                --       (1,768,527)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (5,249,546)     (11,504,062)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Repurchase of Common Shares.........................................................        (1,885,348)        (322,116)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions...........        (1,885,348)        (322,116)
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................        (7,669,181)     (21,440,840)
NET ASSETS:
Beginning of period.................................................................       119,296,029      140,736,869
                                                                                        --------------   --------------
End of period.......................................................................    $  111,626,848   $  119,296,029
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $      569,009   $    1,372,022
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................         8,432,081        8,458,869
Common Shares repurchased*..........................................................          (171,618)         (26,788)
                                                                                        --------------   --------------
Common Shares at end of period......................................................         8,260,463        8,432,081
                                                                                        ==============   ==============

* On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but on March 15, 2016, the Fund announced that the Board of Trustees of the Fund authorized the continuation of the Fund's share repurchase program. For the six months ended April 30, 2016, and the year ended October 31, 2015, the Fund repurchased 171,618 and 26,788, respectively, of its shares at a weighted-average discount of 15.59% and 14.92%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 224,537 common shares (for an aggregate of 422,943), or (ii) September 15, 2016.


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF CASH FLOWS FOR THE
SIX MONTHS ENDED APRIL 30, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.....................    $     (534,287)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments......................................................       (12,806,280)
      Sales, maturities and paydowns of investments.................................        16,572,304
      Net amortization/accretion of premiums/discounts on investments...............           (76,488)
      Net realized gain/loss on investments.........................................         9,647,699
      Net change in unrealized appreciation/depreciation on forward foreign
          currency contracts .......................................................           (76,648)
      Net change in unrealized appreciation/depreciation on investments.............        (4,633,023)
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...............................................           294,777
      Increase in dividends receivable..............................................              (360)
      Increase in prepaid expenses..................................................            (6,792)
      Increase in interest and fees on loan payable.................................             3,313
      Decrease in investment advisory fees payable..................................           (15,341)
      Increase in legal fees payable................................................               594
      Decrease in printing fees payable.............................................            (4,337)
      Decrease in administrative fees payable.......................................           (27,463)
      Increase in custodian fees payable............................................               736
      Increase in transfer agent fees payable.......................................             4,144
      Increase in Trustees' fees and expenses payable...............................             4,655
      Decrease in other liabilities payable.........................................            (1,030)
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                     $    8,312,915
                                                                                                         --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Repurchase of Common Shares...................................................        (1,931,280)
      Distributions to Common Shareholders from net investment income...............        (5,249,546)
      Repayment of borrowing........................................................        (5,000,000)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES...................................................                        (12,180,826)
                                                                                                         --------------
Increase in cash and foreign currency (a)...........................................                         (3,867,911)
Cash and foreign currency at beginning of period....................................                          5,905,250
                                                                                                         --------------
Cash and foreign currency at end of period..........................................                     $    2,037,339
                                                                                                         ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...................................                     $      449,513
                                                                                                         ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,259.


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                            SIX MONTHS
                                              ENDED                                 YEAR ENDED OCTOBER 31,
                                          APRIL 30, 2016   ------------------------------------------------------------------------
                                           (UNAUDITED)         2015           2014           2013           2012           2011
                                          --------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period.....   $    14.15      $    16.64     $    17.52     $    17.06     $    16.17     $    15.87
                                            ----------      ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............         0.54            1.24           1.38           1.48           1.52           0.59
Net realized and unrealized gain (loss)..        (0.59)          (2.38)         (0.82)          0.43           0.90           0.32
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations.........        (0.05)          (1.14)          0.56           1.91           2.42           0.91
                                            ----------      ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................        (0.63)          (1.15)         (1.19)         (0.66)         (0.61)         (0.54)
Return of capital........................           --           (0.21)         (0.25)         (0.79)         (0.94)         (0.07)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Total distributions to Common
   Shareholders..........................        (0.63)          (1.36)         (1.44)         (1.45)         (1.55)         (0.61)
                                            ----------      ----------     ----------     ----------     ----------     ----------
Premiums from shares sold in Common
   Share offering........................           --              --             --           0.00 (a)       0.02             --
Common Share repurchases.................         0.04            0.01             --             --             --             --
                                            ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period...........   $    13.51      $    14.15     $    16.64     $    17.52     $    17.06     $    16.17
                                            ==========      ==========     ==========     ==========     ==========     ==========
Market value, end of period..............   $    11.80      $    12.21     $    15.60     $    15.97     $    17.69     $    14.51
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN BASED ON NET ASSET
   VALUE (b).............................         0.95%          (6.04)%         4.03%         12.19%         16.11%         13.60%
                                            ==========      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN BASED ON MARKET VALUE (b)...         2.34%         (13.52)%         6.99%         (1.38)%        34.16%         11.64%
                                            ==========      ==========     ==========     ==========     ==========     ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....   $  111,627      $  119,296     $  140,737     $  148,238     $  144,205     $  131,109
Ratio of total expenses to average
   net assets............................         2.49% (c)       2.23%          2.34%          2.22%          2.52%          2.35%
Ratio of total expenses to average net
   assets excluding interest expense.....         1.65% (c)       1.57%          1.77%          1.71%          1.93%          1.93%
Ratio of net investment income (loss)
   to average net assets.................         8.29% (c)       8.01%          8.00%          8.55%          9.52%          9.65%
Portfolio turnover rate..................            9%             30%            28%            27%            33%            49%
INDEBTEDNESS:
Total loan outstanding (in 000's)........   $   43,350      $   48,350     $   58,850     $   55,400     $   54,400     $   54,400
Asset coverage per $1,000 of
   indebtedness (b)......................   $    3,575      $    3,467     $    3,391     $    3,676     $    3,651     $    3,410

-----------------------------

(a)   Amount represents less than $0.01 per share.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c)   Annualized.

(d) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FHY" on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at their mean of the most recent bid and the asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


      The Senior Floating-Rate Loan interests ("Senior Loans")(1) held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from current quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    the borrower's/issuer's competitive position within the industry;

     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2016, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2016, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2016, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


                                                                                                                       % OF
                                                 ACQUISITION       PRINCIPAL               CARRYING                    NET
SECURITY                                            DATE          VALUE/SHARES   PRICE       COST          VALUE      ASSETS
----------------------------------------------------------------------------------------------------------------------------
ION Geophysical Corp., 12/15/21                    4/25/16        $  1,000,000    55.88   $   559,088   $   558,750    0.01%

LBC Tank Terminals Holding Netherlands BV,
   05/15/23                                        9/03/14        $  1,800,000    96.50     1,909,332     1,737,000    1.56

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07        $  5,750,000     0.00*           --         1,797    0.00 **

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37       06/06/07        $  2,500,000     0.00*           --         3,906    0.00 **

Soloso CDO, Ltd., Series 2005-1                   04/24/06               4,000     0.31            --         1,250    0.00 **

Watco Cos. LLC/Watco Finance Corp., 04/01/23  03/31/15-04/08/15   $  1,800,000   100.00     1,814,756     1,800,000    1.61
                                                                                          -----------   -----------   -----
                                                                                          $ 4,283,176   $ 4,102,703    3.18%
                                                                                          ===========   ===========   =====
*  Amount is less than $0.01.
** Amount is less than 0.01%.


D. COLLATERALIZED DEBT OBLIGATIONS

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

E. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

F. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received are shown in "Net realized gain

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


(loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows:

Distributions paid from:
Ordinary income.................................  $  9,735,535
Capital gain....................................            --
Return of capital...............................     1,768,527

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $         --
Undistributed capital gains.....................            --
Total undistributed earnings....................            --
Accumulated capital and other losses............   (41,705,880)
Net unrealized appreciation (depreciation)......   (25,960,824)
                                                  ------------
Total accumulated earnings (losses).............   (67,666,704)
Other...........................................       (53,056)
Paid-in capital.................................   187,015,789
                                                  ------------
Net assets......................................  $119,296,029
                                                  ============

H. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2015, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.


        CAPITAL LOSS          CAPITAL LOSS          CAPITAL LOSS
         AVAILABLE             AVAILABLE             AVAILABLE           POST EFFECTIVE -         TOTAL CAPITAL
        THROUGH 2017          THROUGH 2018          THROUGH 2019          NO EXPIRATION          LOSS AVAILABLE
       --------------        --------------        --------------        ----------------        ---------------
       $    5,621,803        $   15,342,938        $    7,053,888        $     13,687,251        $    41,705,880

Of these losses, $27,984,014 is subject to loss limitation resulting from reorganization activity. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of April 30, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2016, were $13,750,777 and $17,583,559, respectively.

                          5. DERIVATIVES TRANSACTIONS

The following table presents the type of derivative held by the Fund at April 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                     --------------------------------------      --------------------------------------
DERIVATIVE                            STATEMENT OF ASSETS AND                     STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE      LIABILITIES LOCATION     FAIR VALUE         LIABILITIES LOCATION     FAIR VALUE
------------------  ---------------  --------------------------  ----------      --------------------------  ----------
                                     Unrealized appreciation on                  Unrealized depreciation on
Forward foreign                      forward foreign currency                    forward foreign currency
currency contracts  Currency Risk    contracts                     $ 66,932      contracts                   $   20,424

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign
   currency contracts                                               $   (51,929)
Net change in unrealized appreciation (depreciation) on
   forward foreign currency contracts                                    76,648

During the six months ended April 30, 2016, the notional values of forward foreign currency contracts opened and closed were $2,209,140 and $5,935,981, respectively.

The Fund does not have the right to offset financial assets and financial liabilities to forward foreign currency contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. Effective July 24, 2013, $13,850,000 of the commitment was converted to fixed-rate financing of 2.79% for a seven-year period. The borrowing rate on the floating rate financing amount is equal to 1-month LIBOR plus 70 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended April 30, 2016 was $45,047,802 with a weighted average interest rate of 1.60%. As of April 30, 2016, the Fund had outstanding borrowings of $43,350,000 under this committed facility agreement. On the floating rate financing amount, the high and low annual interest rates for the six months ended April 30, 2016 were 1.14% and 0.89%, respectively. The weighted average interest rate at April 30, 2016 was 1.66%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 19, 2016, the Fund declared a dividend of $0.10 per share to Common Shareholders of record on June 3, 2016, payable June 15, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as the Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 6,206,832, the number of votes withheld was 622,792 and the number of broker non-votes was 1,468,770. The number of votes cast in favor of Mr. Nielson was 6,210,863, the number of votes withheld was 618,761 and the number of broker non-votes was 1,468,770. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2016 (UNAUDITED)


markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

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FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
             -----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2016
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 20, 2016
     ---------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 20, 2016
     ---------------

* Print the name and title of each signing officer under his or her signature.